Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill Disclosure [Abstract]
Goodwill Disclosure [Text Block]

10. Goodwill

The following table outlines the changes in goodwill.

			December 31, 2011
	Canada	U.S. south	U.S. northeast	Total

Balance, beginning of year
Goodwill	$378,884	$297,077	$405,907	$1,081,868
Accumulated impairment loss	-	-	-	-
	378,884	297,077	405,907	1,081,868
Goodwill impairment recognized, during the year	-	-	(360,557)	(360,557)
Goodwill recognized on acquisitions, during the year	2,139	48,884	6,953	57,976
Goodwill recognized in respect of prior year acquisitions, during the year	-	4,165	(616)	3,549
Foreign currency exchange adjustment, during the year	(8,427)	-	-	(8,427)

Balance, end of year
Goodwill	372,596	350,126	412,244	1,134,966
Accumulated impairment loss	-	-	(360,557)	(360,557)
	$372,596	$350,126	$51,687	$774,409

			December 31, 2010
	Canada	U.S. south	U.S. northeast	Total

Balance, beginning of year
Goodwill	$59,884	$168,374	$402,212	$630,470

Goodwill recognized on acquisitions, during the year	295,050	125,110	3,695	423,855
Goodwill recognized in respect of prior year acquisitions, during the year	-	3,593	-	3,593
Foreign currency exchange adjustment, during the year	23,950	-	-	23,950

Balance, end of year
Goodwill	$378,884	$297,077	$405,907	$1,081,868

For the year ended December 31, 2011, goodwill arising from contingent consideration due to sellers for acquisitions consummated prior to January 1, 2009 amounted to $nil (2010 - $3,271). Adjustments to preliminary fair value allocations resulted in a $3,375 (2010 - $nil) increase to goodwill.

The Company has not disposed of any goodwill for the years ended December 31, 2011 and 2010 except goodwill attributable to divested assets required by the Canadian Competition Bureau in connection with the Company's acquisition of WSI in 2010 (Note 6).

The Company has recognized a goodwill impairment charge of $360,557 for the year ended December 31, 2011 (2010 - $nil). The impairment charge was recorded to the U.S. northeast reporting unit and is a reflection of continued deteriorating economic conditions and heightened competition for volumes which are constrained in this region.

FASB's guidance on intangibles – goodwill and other, addresses, amongst other things, the considerations and steps an entity is required to undertake to test goodwill for impairment. The guidance also requires that goodwill of a reporting unit should be tested between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount.

Goodwill is tested for impairment at the reporting unit level. A reporting unit is an operating segment or one level below an operating segment, referred to as a component. A component of an operating segment is a reporting unit if the component constitutes a business for which discrete financial information is available and the information is regularly reviewed by segment management. The Company has defined its operating segments as follows: Canada, U.S. northeast and U.S. south. There are several components that exist under each operating segment. However, the Company has determined that since the components under each operating segment share similar characteristics, its operating segments are also its reporting units. The amount of goodwill assigned to each reporting unit and the methodology employed to make such assignments has been applied on a consistent basis.

The Company's annual test for impairment, conducted on April 30, 2011, concluded, at that time, that the fair value of its U.S. northeast reporting unit was in excess of its carrying amount, recognizing that the margin of excess wasn't significant. Since April, the Company's U.S. northeast business has been subjected to an economic environment that has continued to weaken and where competition remains strong. Accordingly, these deteriorating economic conditions and resilient levels of competition, represent a change in business climate that the Company wasn't anticipating or reflect in its step one test for impairment in April. The Company re-performed step one of the goodwill impairment test as of September 30, 2011 and reached the conclusion that the carrying amount of the U.S. northeast reporting unit was in excess of its fair value. The Company has also concluded that in light of the weak economic outlook that it was more likely than not that impairment exists. Accordingly, the Company commissioned a third party to assist it with step two of the goodwill impairment test. Step two of the impairment test compares the implied fair value of the reporting units' goodwill with the carrying amount of that goodwill. The Company completed the second step of the impairment test in the fourth quarter of 2011 resulting in the recognition of an impairment loss.

The fair value of goodwill for the Company's U.S. northeast reporting unit was determined in the same manner as the value of goodwill is determined in a business combination, whereby the excess of the fair value of the reporting unit over the amounts assigned to its assets and liabilities is the fair value of goodwill. Fair value is the amount at which an item can be bought or sold in a current transaction between willing parties, other than in a forced sale or liquidation.

In determining fair value, the Company utilized a discounted future cash flow approach. The Company concluded that the discounted future cash flow approach to determine fair value was the most appropriate for the following reasons: quoted market prices for the sale of a similar basket of assets, liabilities, revenues and expenses were not readily available, prices for the sale of a comparable business of the same size and composition of operations was not readily available and finally, the Company employs the discounted future cash flow approach when it values and acquires companies and therefore believes that a market place participant would apply a similar approach. The Company also calculated fair value applying the market multiple approach. The fair value calculated applying the market approach was compared to the results calculated applying the discounted cash flow approach as a measure of reasonability.

The discounted cash flow approach employs a variety of assumptions, including revenue growth, capital and landfill spending, margins, acquisitions, corporate cost allocations and tax and discount rates. The primary assumptions used to determine the fair value of the Company's U.S. northeast reporting unit were as follows: revenue growth of 2.0%; capital and landfill expenditures equal to 13.2% of revenue in year one and declining by 0.5% in each year thereafter until a value of 9.0% of revenue was attained; revenue less operating and selling, general and administration expense margin of 24.2% with no annual improvement; no acquisitions or corporate cost allocations were assumed; a tax and discount rate of 40% and 8.9%, respectively, was applied.

The discounted cash flow approach assumptions applied at September 30, 2011 differed from those the Company applied at April 30, 2011 as follows:

  The revenue growth rate assumption declined from 3.0% in April to 2.0% in September. The decline is a function of several factors, including: refined volume and pricing growth assumptions in light of continued economic weakness coupled with a softer economic outlook in this segment and heightened competition in this segment for volumes which are constrained
  Broader economic assumptions used in April 2011 have been tempered as well. The economy, especially in this segment, has only delivered marginal improvements since the prior year and the Department of Commerce and gross domestic product outlooks suggest that 2.0% may be attained, but accelerated growth is some distance away
  The introduction of rail haul by some of the Company's competitors to their landfill sites has increased the competitive reach for volumes that have typically been destined for its landfills. Accordingly, landfill volumes and pricing have come under pressure to remain competitive in this segment
  Capital and landfill expenditures have increased from the Company's April 2011 assumptions due to project related spending expected in 2012 and for a period thereafter to remain competitive in this market place
  The assumption of margin expansion has also been tempered in light of waning economic conditions and the increase in competitive pressures. Margin expansion is predicated on strong pricing and volume gains, and since neither is expected to be robust in the near to medium term, the expectation of margin expansion has been discontinued. At April 2011, the Company anticipated modest margin expansion of 10 basis points annually
  The Company refreshed its revenue and revenue less operating and selling, general and administration (“EBITDA”) assumptions to reflect its revised expectations for this segments performance, as presented to, and approved by, the Company's board of directors
  The Company refreshed its discount rate to 8.9% using rates and factors in effect at September 30, 2011, compared to 8.09% applied at April 30, 2011

Assumptions that remained unchanged between the Company's September 30, 2011 and April 30, 2011 discounted cash flow calculations are as follows:

  No acquisitions have been assumed
  Tax rates remained unchanged
  Amortization and asset retirement spending has been refreshed, but was effectively unchanged

There is significant subjectivity in estimating fair value. Accordingly, changes in any one of these assumptions could have a significant impact on the implied fair value of goodwill the Company derived for its U.S. northeast reporting unit. The net carrying amount of goodwill allocated to the U.S. northeast segment, net of impairment charges, at December 31, 2011 is $51,687.